UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2008
PANDA ETHANOL, INC.
(Exact name of registrant as specified in its charter)
000-50282
Commission File Number

Nevada (State or other jurisdiction of incorporation)	20-4799979 (I.R.S. Employer Identification No.)
4100 Spring Valley, Suite 1002
Dallas, Texas 75244
(Address of principal
executive offices, including Zip Code)
972.361.1200
Registrant’s telephone number, including area code:
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 5, 2008, Panda Hereford Ethanol, L.P. (the “Borrower”), a wholly-owned indirect subsidiary of Panda Ethanol, Inc. (the “Company”), entered into a Waiver to Depositary and Disbursement Agreement (the “Waiver”) with Société Générale (the “Agent”) and the lenders under that certain Financing Agreement, dated as of July 28, 2006, by and among Borrower, Agent and the lenders named therein, as amended (the “Financing Agreement”). The Waiver provides a limited waiver of departures from certain certifications and requirements to permit a borrowing and disbursement of loan proceeds under the Financing Agreement and that certain Depositary and Disbursement Agreement, dated as of July 28, 2006, by and between Borrower and the Agent (the “Disbursement Agreement”).
     As previously disclosed, due to the construction delays and timing for completion of construction of the Hereford facility, Borrower cannot provide the certifications required to request a borrowing under the Financing Agreement or withdrawal of funds from the construction account, including certifications that (i) no default has occurred and is continuing, (ii) it expects to achieve substantial completion by September 30, 2008, (iii) it expects to achieve final acceptance by February 15, 2009, and (iv) it believes it has sufficient funds necessary to achieve completion. Accordingly, Borrower had not completed a draw request to pay for project expenses since May 30, 2008.
     Pursuant to the Waiver, the lenders waived the requirements described above to allow (i) a borrowing of approximately $137,000 under the Financing Agreement and (ii) disbursement of approximately $3.8 million requested by Borrower in a September 4, 2008 construction draw request, which request generally included two months of project expenses (except that only one month of certain management fees payable to the Company were included) and a fee in the amount of $565,500 payable to the consenting lenders.
     In addition, under the terms of the Waiver, Borrower agreed:
•	to cooperate in good faith to reach an agreement regarding the restructuring of the Borrower’s obligations by September 30, 2008;
•	to provide or support the provision of certain protections for the lenders in the case of a bankruptcy event with respect to Borrower; and
•	that the applicable margin under the Financing Agreement, which is an amount added to the base interest rate and the default interest rate, is increased by 50 basis points to 4.25%.
     The Waiver applies only to the specifically requested borrowing and construction draw, and there can be no assurance that the Company will be able to obtain a similar waiver to request a borrowing under the Financing Agreement and disbursements under the Depositary Agreement in future months. Although management of the Company is working to amend or restructure the terms of all or part of the existing debt or to secure additional financing, no assurance can be given that any such amendment, restructuring or transaction may be consummated or that the Company will be able to obtain sufficient funds to complete construction of the Hereford facility or fund ongoing operations.
     The foregoing description of the Waiver is a summary only and is qualified in its entirety by the terms of the Waiver, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this report is incorporated herein by reference.

Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and the ethanol and other related industries. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and variations of such words or similar expressions.
     We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the time, cost and ability to complete construction of the Hereford facility; our ability to draw additional funds under the Hereford senior credit facility, issues and/or delay arising in connection with the development and construction of the Hereford facility, permits, easements, site conditions, workmanship, process engineering, and conflicts of interest; as well as the risk factors discussed under “Risk Factors” in our Quarterly Report on Form 10-Q filed on August 19, 2008, our Quarterly Report on Form 10-Q filed on May 20, 2008, our Annual Report on Form 10-K filed on April 15, 2008 and our annual, quarterly and periodic reports filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Waiver to Depositary and Disbursement Agreement, dated as of September 5, 2008, by and among Panda Hereford Ethanol, L.P., Société Générale and the lenders signatory thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 10, 2008

PANDA ETHANOL, INC.
By:	/s/ Darol Lindloff
Darol Lindloff
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver to Depositary and Disbursement Agreement, dated as of September 5, 2008, by and among Panda Hereford Ethanol, L.P., Société Générale and the lenders signatory thereto.